Exhibit 99.1

FORM OF COMPANY SUPPORT AGREEMENT

May 3, 2017

First Horizon National Corporation
165 Madison Ave. 23rd Floor
Memphis, TN 38103

Ladies and Gentlemen:

The undersigned, being a stockholder of Capital Bank Financial Corp., a Delaware corporation (the “Company”), hereby acknowledges that the Company, First Horizon National Corporation, a Tennessee corporation (“Parent”) and Firestone Sub, Inc., a Delaware corporation (“Merger Sub”), are concurrently entering into an Agreement and Plan of Merger, dated as of an even date herewith (as amended or modified from time to time, the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), and subsequently, the Company will be merged with and into Parent. A copy of the Merger Agreement has been provided to the undersigned. Capitalized terms used but not defined herein are to be deemed to have the meanings assigned to them in the Merger Agreement.  [If this agreement is being provided on behalf of a trust, the term “undersigned” shall include both the trust and the trustee.]

The undersigned further acknowledges that the undersigned will benefit directly and substantially from the consummation of the Merger. As an inducement to and condition of Parent’s willingness to enter into the Merger Agreement, the undersigned hereby agrees, represents and warrants as follows:

1.                                      Owned Shares. The undersigned owns (of record or beneficially) and has the full power and authority to vote the number of shares of Company Class A Common Stock set forth on the signature page hereof (the “Owned Voting Shares”) and owns (of record or beneficially) the number of shares of Company Class B Non-Voting Common Stock set forth on the signature page hereof (together with the Owned Voting Shares, the “Owned Shares”). For all purposes of this agreement, the Owned Voting Shares and Owned Shares will include any shares of Company Class A Common Stock, and the Owned Shares will include any Company Class B Non-Voting Common Stock, as to which the undersigned acquires beneficial ownership after the date hereof.

2.                                      Agreement to Vote Owned Shares. The undersigned agrees that at the Company Meeting or any other meeting or action of the stockholders of the Company, including a written consent solicitation, with respect to which the undersigned is entitled to vote its Owned Voting Shares, the undersigned will (a) vote all the Owned Voting Shares (or otherwise provide a proxy or consent) in favor of approval, and will not initiate any proxy solicitation or undertake any other efforts not to support approval, of the Merger Agreement, the Merger and any other matters required to be approved or adopted in order to effect the Merger and the transactions contemplated by the Merger Agreement, and (b) not vote the Owned Voting Shares (or otherwise provide a proxy or consent) in favor of approval of any Acquisition Proposal or any action that is intended to, or would reasonably be expected to, materially impede, interfere with or delay or otherwise materially and adversely affect the Merger or the transactions contemplated by the Merger Agreement. Notwithstanding anything herein to the contrary, this Section 2 shall not require the undersigned to vote any of its Owned Voting Shares to amend the Merger Agreement or take any action that could result in the amendment, modification or waiver of a provision therein, in any such case, in a manner that (i) alters or changes the form of consideration to be paid in the Merger, (ii) adversely affects the tax consequences to the undersigned with respect to the consideration to be received in the Merger, (iii) decreases the consideration to be paid in the Merger, (iv) extends the Termination Date or imposes any additional conditions or obligations that would reasonably be expected to delay the consummation of the Merger beyond the Termination Date or (v) would otherwise be reasonably be expected to be materially adverse to the undersigned.  [Notwithstanding anything to the contrary herein, the parties acknowledge that this agreement is entered into by the undersigned solely in his or her capacity as legal title and beneficial holder of the Owned Shares and that nothing in this agreement shall prevent any person from discharging his or her fiduciary duties as a member of the Company Board or as an officer of the Company.](1)

3.                                      Transfer of Owned Shares.  Prior to the Effective Time, the undersigned agrees that the undersigned will not without the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed or conditioned), (1) directly or indirectly, sell, hypothecate, gift, bequeath, transfer, assign, lend, pledge or in any way whatsoever otherwise encumber or dispose of (whether for or without consideration, whether voluntarily or involuntarily or by operation of law), or enter into any contract, option, commitment, derivative or other arrangement or understanding with respect to any of the foregoing (each, a “Transfer”) of, any of the Owned Shares, unless the proposed transferee executes and delivers an agreement pursuant to which such proposed transferee agrees to comply with the requirements of this agreement and the undersigned provides prior written notice to Parent of any such proposed Transfer, provided, however, that the undersigned may without the obligation to obtain any agreement from any proposed transferee or provide any notice to Parent [(a) dispose of or surrender Owned Shares to the Company in connection with the vesting, settlement or exercise of the Company Restricted Stock Awards, the Company Equity Awards or warrants to purchase shares of Company Common Stock for the payment of taxes thereon or, in respect of the Company Equity Awards, the payment of the exercise price thereon, (b) dispose of Owned Shares in a broker-assisted cashless exercise of the Company Equity Awards expiring during the term of this agreement up to the amount necessary to pay the exercise price in respect thereof and any related taxes or (c) after the Requisite Company Vote is obtained, Transfer (x) up to 25% of the Owned Shares that are shares of Company Class A Common Stock owned by the undersigned as of the date hereof and (y) up to 100% of the Owned Shares that are shares of Company Class A Common Stock obtained through the exercise of Company Stock Options, in each case in Transfers that are exempt from registration and are in compliance with the volume limitations set forth in Rule 144](2) [after the Requisite Company Vote is obtained, Transfer up to 25% of the Owned Shares owned by the undersigned at the time the Requisite Company Vote is obtained in Transfers that are exempt from registration and are in compliance with the volume limitations set forth in Rule

(1)                                 Applicable to Mr. Taylor only.

(2)                                 Applicable to Mr. Taylor only.

144](3), or (2) take any action or omit to take any action which would prohibit, prevent or preclude the undersigned from performing its obligations under this agreement.

4.                                      Further Assurances. The undersigned, solely in his, her or its capacity as a stockholder of the Company, will take all reasonable actions and make all reasonable efforts, and will execute and deliver all such further documents, certificates and instruments, necessary or advisable in order to consummate the transactions contemplated hereby and by the Merger Agreement, including, without limitation, the agreement of the undersigned to vote the Owned Voting Shares in accordance with Section 2 hereof.  The undersigned acknowledges and agrees that in the event that the Company Board submits any matter for a vote at the Company Meeting without recommendation, or withdraws its recommendation in accordance with Section 6.3 of the Merger Agreement, all obligations in this agreement, including the agreement of the undersigned to vote the Owned Voting Shares in accordance with the first sentence of Section 2 hereof, shall remain in full force and effect.

5.                                      No Solicitation. The undersigned, solely in his, her or its capacity as a stockholder of the Company, agrees that the undersigned shall not, and shall direct the undersigned’s, agents and representatives (including, without limitation, any investment banker, attorney or accountant retained by the undersigned) not to, knowingly initiate, maintain, solicit or encourage, directly or indirectly, any inquiries or the making of any Acquisition Proposal or engage in any negotiations concerning, or provide any confidential information or data to, make inquiries of or have any discussions with, any person (other than Parent or the Company or Parent’s or the Company’s Representatives acting in their capacity as such) relating to an Acquisition Proposal, or otherwise knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal.  Notwithstanding the foregoing, the undersigned and its agents and representatives may take the actions listed in this Section 5 to the extent the Company’s Representatives would be permitted to take such actions pursuant to Section 6.13 of the Merger Agreement, and for the avoidance of doubt, may participate in discussions or negotiations with any person regarding an Acquisition Proposal if at such time the Company is permitted to do so with respect to such Acquisition Proposal pursuant to the Merger Agreement.

6.                                      Waiver of Certain Rights and Claims.

(a)                                 To the extent applicable, effective as of the Effective Time, the undersigned irrevocably agrees to waive and does hereby waive (1) any and all rights to which the undersigned has been, is or may be entitled under the [Registration Rights Agreement, dated as of December 22, 2009, by and between North American Financial Holdings, Inc., FBR Capital Markets & Co., Crestview-NAFH, LLC and the other parties thereto, as amended](4)[Letter Agreement, by and between Oak Hill Capital Partners III, L.P., Oak Hill Capital Management Partners III, L.P. and Capital Bank Financial Corp., dated November 22, 2015](5) (the “Registration Rights Agreement”) and (2) any and all claims (whether at law, at equity, through arbitration or otherwise) against the Company, Parent, the Surviving Company,

(3)                                 Applicable to Crestview and Oak Hill.

(4)                                 Applicable to Mr. Taylor and Crestview.

(5)                                 Applicable to Oak Hill.

the Surviving Corporation and their respective affiliates and each of their respective officers, employees and directors to the extent relating to, in connection with or arising from the Registration Rights Agreement.

(b)                                 The undersigned hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise relating to the negotiation, execution or delivery of this agreement or the Merger Agreement or the consummation of the Merger, including any claim alleging a breach of any fiduciary duty of the Company Board in connection with the entry into and performance of the Merger Agreement, the Merger or the other transactions contemplated by the Merger Agreement, or challenging the validity of or seeking to enjoin the operation of any provision of this agreement.

7.                                      Specific Performance. The undersigned agrees that irreparable damage would occur in the event that any of the provisions of this agreement were not performed by the undersigned in accordance with their specific terms or were otherwise breached. Accordingly, the undersigned agrees that Parent will be entitled to seek an injunction or injunctions to prevent breaches hereof by the undersigned and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which Parent is entitled at law or in equity, and that the undersigned waives the posting of any bond or security in connection with any proceeding related thereto.

8.                                      Termination of this Agreement. This agreement will terminate automatically upon earliest to occur of (a) the Effective Time, (b) the written agreement between Parent and the undersigned to terminate this agreement and (c) the termination of the Merger Agreement by either or both of the Company or Parent pursuant to Section 8.1 of the Merger Agreement. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, however, (i) such termination will not relieve any party from liability for any willful breach of this agreement prior to such termination and (ii) the provisions of this Section 8 and Section 12 through Section 17 shall survive any termination of this agreement.

9.                                      Certain Representations and Warranties. The undersigned hereby represents and warrants to Parent that the undersigned has the right, power and authority to execute and deliver this agreement; such execution and delivery, and the performance by the undersigned of each of its obligations under this agreement, does not and will not violate, result in a breach of, or require any consent, approval, or notice under, any trust instrument, organizational document, contract or agreement of any type or law; and this agreement has been duly executed and delivered by the undersigned and constitutes a legal, valid and binding agreement of the undersigned, enforceable in accordance with its terms (except to the extent that enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles or doctrines).

10.                               Appraisal Rights. The undersigned hereby waives and agrees not to exercise any rights of appraisal or rights to dissent from the transactions contemplated by the Merger Agreement that he, she or it may have with respect to the Owned Shares under applicable law.

11.                               Disclosure. Parent hereby consents to and authorizes the undersigned and its agents and representatives to, to the extent the undersigned or such agents and representatives determine it to be necessary or advisable under applicable law, publish and disclose in all documents and schedules filed with the SEC (including any amendment to the undersigned’s or any of its Affiliates’ Schedule 13D) and all documents and schedules filed with any other Governmental Entity any press release or other disclosure document or filing in connection with the Merger or any of the transactions contemplated by the Merger Agreement or this agreement, a copy of this agreement, the identities of each party hereto and the nature of the undersigned’s commitments and obligations under this agreement.

12.                               Governing Law. This agreement is governed by, and will be interpreted in accordance with, the laws of the State of Delaware applicable to contracts made and to be performed entirely within that State.

13.                               Counterparts. This agreement may be executed in multiple counterparts, and may be delivered by means of facsimile or email (or any other electronic means such as “.pdf” or “.tiff” files), each of which shall be deemed to constitute an original, but all of which together shall be deemed to constitute one and the same instrument.

14.                               Severability. Each provision of this agreement shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more provisions contained in this agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, (a) all other provisions of this agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transaction contemplated hereby is not affected in a manner materially adverse to any party and (b) the parties shall negotiate in good faith to modify this agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby can be consummated as originally contemplated to the greatest extent possible.

15.                               Amendment.  This agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties in interest at the time of the amendment.

16.                               Notices.  All notices required hereunder will be provided in accordance with Section 9.5 of the Merger Agreement and shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i)                                     if to Parent to:

First Horizon National Corporation
165 Madison Ave. 23rd Floor
Memphis, TN 38103
Attention:                                         William C. Losch III
Facsimile:                                         901-523-4651
E-mail:        wclosch@firsthorizon.com

with a copy (which shall not constitute notice) to:

Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attention:                                         H. Rodgin Cohen
                                                                                                Mitchell S. Eitel
Facsimile:                                         212-291-9028 / 212-291-9046

E-mail:                                                        cohenhr@sullcrom.com / eitelm@sullcrom.com

and

(ii)                                  if to the undersigned, to the applicable address set forth on the signature page.

17.                               Third Party Beneficiary. The parties hereby designate the Company as an express third-party beneficiary of this Agreement having the right to enforce the terms herein, including, without limitation, Section 2 and Section 3.

*                                         *                                         *

The undersigned has executed and delivered this agreement as of the day and year first above written.

Very truly yours,

Name:
Title:

Number of Shares of Company Class A Common Stock:

Number of Shares of Company Class B Non-Voting Common Stock:

[Address]
Attention:	[•]
Facsimile:	[•]
E-mail:	[•]

ACCEPTED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN:

First Horizon National Corporation

By:
Name:
Title:

[SIGNATURE PAGE TO COMPANY SUPPORT AGREEMENT]